NYSE Group, Inc.

Goldman Sachs Financial Services
CEO Conference

December 13, 2006

Exhibit 99.1

Legal Disclaimer

Cautionary Note Regarding Forward-Looking Statements
Information set forth in this document contains forward-looking statements, which involve a number of risks and uncertainties.  NYSE
Group, Inc. (“NYSE Group”), Euronext N.V. (“Euronext”) and  NYSE Euronext, Inc. (“NYSE Euronext”) caution readers that any forward-
looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information.  Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving NYSE Group and Euronext, including estimated revenue and cost synergies, NYSE
Euronext’s plans, objectives, expectations and intentions and other statements that are not historical facts. Additional risks and factors are identified in NYSE Group’s and NYSE Euronext’s filings with the U.S. Securities Exchange Commission (the “SEC”), including NYSE
Group’s Annual Report on Form 10-K for the fiscal year ending December 31, 2005 and NYSE Euronext’s Registration Statement on
Form S-4 (File No. 333-137506), which are available on NYSE Group’s website at http://www.nyse.com and the SEC’s website at SEC's
Web site at www.sec.gov., and in Euronext’s filings with the Autoriteit Financiële Markten (Authority for the Financial Markets) in The
Netherlands, including its annual report and registration document for 2005, which is available on Euronext’s website at
http://www.euronext.com. The parties undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information About a Pending Transaction
In connection with the proposed business combination transaction between NYSE Group and Euronext, a newly formed holding company, NYSE Euronext, has filed with the SEC a Registration Statement on Form S-4 (File No. 333-137506) (the “S-4”)  that includes a proxy statement of NYSE Group, a shareholder circular of Euronext, and an exchange offer prospectus, each of which constitutes a prospectus of NYSE Euronext. The parties have filed other publicly available relevant documents concerning the proposed transaction with the SEC. The SEC declared the S-4 effective on November 27, 2006.

NYSE GROUP STOCKHOLDERS AND EURONEXT SHAREHOLDERS ARE URGED TO READ THE FINAL PROXY
STATEMENT/PROSPECTUS, SHAREHOLDER CIRCULAR/PROSPECTUS AND EXCHANGE OFFER PROSPECTUS REGARDING
THE PROPOSED BUSINESS COMBINATION TRANSACTION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

You may obtain a free copy of the S-4, the final proxy statement/prospectus, the final shareholder circular prospectus, and, if and when such document becomes available, exchange offer prospectus and other related documents filed by NYSE Group and NYSE Euronext with the SEC at the SEC’s Web site at www.sec.gov.  The final proxy statement/prospectus, shareholder circular/prospectus  and, if and when it becomes available, exchange offer prospectus and the other documents may also be obtained for free by accessing NYSE
Group’s Web site at http://www.nyse.com.

Legal Disclaimer (continued)

NYSE Group, Euronext and their directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from NYSE Group stockholders in respect of the proposed business combination transaction.  You can find information about NYSE Group’s executive officers and directors in NYSE Group’s definitive proxy statement relating to its annual meeting of shareholders, filed with the SEC on April 28, 2006.  Additional information regarding the interests of such potential participants is included in the S-4 and the other relevant documents filed with the SEC. You can obtain free copies of these documents from NYSE Group by contacting its investor relations department.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Executing a Clear Strategic Vision

New York
Stock Exchange

Private,
member
owned, not-for-
profit

Single product
focus

Maintain status
quo; defend
listed share

NYSE Group
(NYSE: NYX)

Public, for-profit

Diversification
of products in
cash equities
and options

Industry
dynamics
necessitate
change and
innovation (e.g.,
pricing, Hybrid
Market)

NYSE
Euronext

World’s largest
exchange
group

Global
presence
across multiple
product
classes with
strong growth
characteristics

Past

Present

Future

Merger with
Archipelago

Merger with
Euronext

Transforming
the NYSE

Transforming
the Markets

Completed
NYSE/Archipelago
merger on March 7th

NYSE Group Has Achieved a Number of
Milestones Since Becoming Public in March

Q2 2006

Completed 28.75
million share
secondary offering

Signed a $20bn
combination
agreement with
Euronext

Implemented new
transaction pricing
on the NYSE for
NYSE-listed trading,
including elimination
of the 2% cap

Introduced new
NYSE Arca Options
trading, market
structure and pricing

Broadened product
portfolio with
acquisition of
MatchPoint Trading
and investment in
Marco Polo Network

Implemented new
transaction pricing,
including elimination of
monthly cap and
specialist commissions

Initiated Phase III of
Hybrid MarketSM

Acquired Amex’s one-
third ownership in SIAC

Announced elimination
of over 500 positions

Announced plans to
consolidate NYSE and
NASD member
regulation

Announced acquisition
of TransactTools

Q1 2006

Q3 2006

Q4 2006

Great Progress…More To Do

The World’s Most Recognized Exchange Brand

Founded: 1792

NYSE/Arca Merger/Public Company:
2006

Market leader in listed companies

93% of the Dow Jones Industrial
Average

85% of the S&P 500

84% of the Fortune 500

50% of Fortune’s 100 Fastest
Growing Companies

As of October 12, 2006.

Source: NYSE Data, ILX and Commscan Equidesk, excludes closed-end funds.

Note: Data is for 1/1/01 to 9/30/06. Qualified U.S. IPO proceeds is the aggregate proceeds raised by companies listing on U.S. exchanges that qualify to list under the NYSE’s standards, as measured by the aggregate proceeds raised by qualified companies listing on U.S. exchanges.

NYSE Lists 90% of Qualified
U.S. IPO Proceeds

$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$23.0
$9.2
$7.8
$6.2
$4.4
$3.2
NYSE
London Stock Exchange
Euronext
Tokyo Stock Exchange
Nasdaq
Deutsche Borse

NYSE Group

The Global Listings Market of Choice

Note: Figures denote total worldwide market capitalization for listed operating companies.  LSE figure includes Main Market listings only.
Source: World Federation of Exchanges, Reuters, Bloomberg and NYSE Group as of September 30, 2006.

Highest overall listing standards

Inclusion among global leaders

Access to diverse investor base

Specialist accountability

Value-added services and products

Long-term visibility opportunities

NYSE’s Listed Company Total Market Capitalization is $23.0 trillion

$tn

100.0
80.0
60.0
40.0
20.0
0.0
$87.2
$46.7
$28.9
$24.0
$14.8
$10.7
NYSE
NASDAQ
LSE
Tokyo Stock Exchange
Euronext
Deutsche Börse

NYSE Group

World’s Most Liquid Stock Exchange

Source: World Federation of Exchanges. For the nine months ended September 30, 2006.

LIQUIDITY

Largest market for listing and trading
cash equity securities in the world

PRICE

During the first nine months of 2006,
NYSE Group provided best quoted
prices in NYSE–listed securities 91% of
the time

LOWER VOLATILITY AND TIGHTER
SPREADS

Volatility is generally lower and spreads
are tighter for stocks listed on the NYSE
compared to other markets

CERTAINTY OF EXECUTION

One of the most reliable trading
networks with high fill rates

Highest Quality Market

2006 YTD Average Daily Value of Trading ($ bn)

Well Positioned for Growth and Profitability

Transaction Related

Listings

Market Data

Cash Equities

Transaction revenue growth
driven by new pricing

Overall market growth driven
by Hybrid

ETFs

Leading position in fast
growing market

Options

Introduction of new trading
platform, pricing, and market
structure in Q3 2006

Bonds

Leverage NYSE Arca
technology

Expand inventory from 1,000
to 5,000-6,000 bonds eligible
for trading on NYSE Bonds
platform

NYSE

Strong source of recurring
revenue

Recent transfers including
Red Hat, Safeco, and Under
Armour

NYSE Arca

Expands NYSE Group’s
reach to more quality
companies

First IPO (Darwin
Professional Underwriters)
on May 19, 2006

First transfer from Nasdaq
(BFC Financial) on June 27,
2006

First transfer from Amex
(Evergreen Energy) on
September 29, 2006

First international listing
(Energy Metals) on
November 28, 2006

NYSE OpenBook® , NYSE
Broker Volume®,
ArcaBookSM and TAQ Data

Proprietary data product
revenues grew 24% in 2005

NYSE Best Quotes launched
on November 1st

Commercialization
opportunities include:

NYSE InfoToolsSM

Quantitative Information
Products

New cash equity and multi-
asset class data products

Initial Results of Hybrid Phase III are Encouraging

87.4%

86.7%

% of Time Setting or Matching NBBO

98.9%

-

% of Time Fast

Since Hybrid

Pre-Hybrid

73.6%

67.7%

Fill Rate at NYSE 2

3,201

2,712

Liquidity (Shares at Best Bid/Offer)

19.09

23.95

Quoted Spread (bps)

89.8%

29.0%

% of Volume Auto-Executed

(1)

Based on 793 stocks in Phase III pilot as of December 7th . Based on the 30-day period for any stock prior to its Phase III enablement. Weighted daily averages used for comparison. For NYSE only; does not include NYSE Arca.  Source: NYSE Group.

(2)

Per SEC Rule 605, all marketable orders.

      Phase III Hybrid Stocks 1

Hybrid integrates best aspects of auction market and automated trading

As of December 13th 1,331 symbols included in Phase III

NYSE Euronext Overview

Creating the First Multi-Product Global Exchange
Group Through Combination with Euronext

Global Cash
Equities

Global
Derivatives

New York

Amsterdam

Brussels

Lisbon

Paris

LIFFE

NYSE Arca
Options

Global branding

Multiple listing
offerings

Extended trading
hours

Common IT
platform

$30.0
25.0
20.0
15.0
10.0
5.0
0.0
3.9
21.9
$9.2
$6.2
$4.4
$3.2

NYSE Group

NYSE Euronext Will Be the World’s Largest
Cash Equities Marketplace

$tn

NYSE

$25.8

Euronext

Aggregate market cap is greater than that of
the next 4 exchanges combined

NYSE

Euronext

NASDAQ

Deutsche

Börse

LSE

Tokyo Stock

Exchange

Note: Figures denote total worldwide market capitalization for listed operating companies. NYSE international figure excludes domestic companies listed on Euronext ($1.2tn), and Euronext international figure excludes domestic and foreign companies listed on the NYSE
($3.9tn). LSE figure includes Main Market listings only.

Source: World Federation of Exchanges, Reuters, Bloomberg and NYSE Group as of September 30, 2006.

NYSE Euronext Will Have the Broadest Global
Exchange Product Offering

Cash Trading

US Cash Equities

European Cash Equities

US ETFs / European ETFs

Warrants

US Trading Licenses

US Fixed Income

European Fixed Income

Clearing

Derivatives

US Options

UK Options

European Options

International Futures &
Derivatives

Interest Rates

Equity Indices

Fixed Income Indices

Single Stock Futures

Commodities

Market Data & Indices

US Market Data

International Market Data

Proprietary Data Products

US Indices

European Indices

Listings

US Listings

NYSE

NYSE Arca

European Listings

International Listings

Trading Software

AEMS – Exchange trading
systems and other Institutional
offerings

GL Trade – trading systems

SIAC

Combination Expected to Close in Q1 2007

Proxy statement/prospectus for the combination declared effective by the SEC on November 27, 2006

Shareholder meetings to approve combination have been scheduled

Euronext: December 19, 2006 in Amsterdam

NYSE Group: December 20, 2006 in New York

Preliminary conditional clearance granted by European College of
Regulators on December 5, 2006

Continue to work closely with SEC and all European regulators to obtain necessary approvals

Combination anticipated to close during Q1 2007

NYSE Group Financial Highlights

$500
$375
$250
$125
$0
30%
25%
20%
15%
10%
5%
0%
$383
$440
13.2%
26.2%
Q3 2005
Q3 2006
Revenue
Pre-tax Margin

NYSE Group

Transaction fees - up 27%

Regulatory fees - up 35%1

Licensing, facility and equipment –
up 122%2

Compensation and benefits –
down 9%

Systems - down 16%

Pre-tax profit - up 127%

$mm

Highlights

Comparison of Q3 2005 vs. Q3 2006

Q3 2006 Strong Performance

Note: Per condensed consolidated statements of income including proforma financial measures. Revenues are net of activity assessment fees.

1 Regulatory fees generated from the SRO structure of the NYSE Group are used to fund member firm examinations and other regulatory activities.

2 Includes new revenue stream from the sale of trading licenses.

$ mm	
Cash and Investment securities [1]	$842.3
Working Capital	$625.0
Total Equity	$1,603.2

NYSE Group

Strong Financial Position

NYSE Group Key Balance Sheet Indicators at September 30, 2006

No debt

Strong cash position

¹ Includes $64.6mm of Section 31 fees due to the SEC